UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

Maxwell Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-173972	33-1219696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

3131 McKinney Ave., Suite 600 Dallas, TX	75204
(Address of Principal Executive Offices)	(Zip Code)

(214) 643-6040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On December 2, 2015, the Board of Directors (the “Board”) of Maxwell Resources, Inc. (the “Company”) dismissed Rosenberg Rich Baker Berman & Company, P.A. (“RRBB”) as its independent registered public accounting firm.

During the fiscal year ended March 31, 2013, RRBB’s report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern. RRBB did not issue a report on the Company’s financial statements for the fiscal years ended March 31, 2014 and March 31, 2015, respectively.

During the fiscal year ended March 31, 2013 and the subsequent interim period through December 2, 2015, there were: (i) no disagreements between the Company and RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RRBB, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On December 3, 2015, pursuant to paragraph (a)(3) of Item 304 of Regulation S-K, the Company provided RRBB with a copy of the disclosures it is making in response to Item 4.01 on this Current Report on Form 8-K, and has requested that RRBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated December 7, 2015 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 2, 2015, the Company’s Board approved the engagement of Montgomery Coscia Greilich LLP (“MCG”) as its independent registered public accounting firm for the Company’s fiscal year ending March 31, 2016.

During the years ended March 31, 2015 and March 31, 2014 and the subsequent interim period through December 2, 2015, the date of engagement of MCG, the Company did not consult with MCG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Rosenberg Rich Baker Berman & Company, P.A. dated December 7, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL RESOURCES, INC.

Date: December 8, 2015	By:	/s/ Michael Edwards
Name: Michael Edwards Title: Chief Executive Officer

3